UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 11, 2010
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On August 5, 2010, the Internal Revenue Service (“IRS”) issued a news release announcing that it will no longer provide tax preparers and associated financial institutions with the “debt indicator” beginning with the 2011 tax season.  Currently, tax preparers who electronically submit a client’s tax return receive from the IRS an indication of whether an individual taxpayer will have any portion of the anticipated refund offset for delinquent tax or other debts, such as unpaid child support or delinquent federally funded student loans.  The wholly-owned subsidiaries of Ohio Valley Banc Corp. (the “Company”), The Ohio Valley Bank Company (the “Bank”) and Loan Central, Inc. (“Loan Central”), use the debt indicator as an underwriting component for their Refund Anticipation Loans (“RALs”), which are loans secured by a taxpayer’s anticipated tax refund.  Without the debt indicator, the risk of loss from RALs may increase.  To minimize the exposure, management of the Bank and Loan Central will evaluate their underwriting standards, as well as the loan fees, associated with the RALs.  If underwriting standards are changed, the number of RALs originated by the Bank and Loan Central may decrease, as may income from the origination of such loans. For the 2010 tax season, RAL fees totaled $655,000.

In addition to eliminating the provision of the debt indicator, the IRS also stated that it will be endeavoring to develop for 2012 a tool for taxpayers to use a portion of their tax refunds to pay for the services of a tax preparer.  This product is expected to compete with the Bank’s Electronic Refund Check or Electronic Refund Deposit product.  For the 2010 tax season, the Company’s earnings from this product totaled $771,000.

The Company is unable at this time to predict the ultimate effect of these IRS changes on the net income of the Company, but the effects could be significantly adverse.

Certain statements contained in this Form 8-K which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “believes,” “anticipates,” “expects,” “appears,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying those statements.  Forward-looking statements involve risks and uncertainties.  Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including: (i) changes in political, economic or other factors such as inflation rates, recessionary or expansive trends, and taxes; (ii) competitive pressures; (iii) fluctuations in interest rates; (iv) the level of defaults and prepayment on loans made by the Company; (v) unanticipated litigation, claims, or assessments; (vi) fluctuations in the cost of obtaining funds to make loans; and (vii) regulatory changes.  Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events.  See Item 1.A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for further discussion of the risks affecting the business of the Company and the value of an investment in its shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	August 11, 2010	By:	/s/ Jeffrey E. Smith
Jeffrey E. Smith
Chairman and Chief Executive Officer